Exhibit 99.2

Investor Presentation June 2020

1 Dis c laimer This presentation has been prepared by Ucommune Group Holdings, Ltd. (the “Company”) and Orisun Acquisition Corp. (“Orisun”) for information purposes only. Such presentation maybe presented to certain of Orisun’s stockholders, as well as other persons who might be interested in purchasing securities of Orisun in connection with the proposed business combination between the Company and Orisun (such recipient, together with their subsidiaries and affiliates, the “Recipient” ). This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Ucommune International Ltd. ("Ucommune International"), Orisun, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Orisun common stock in respect of the proposed transaction described herein. Information about Orisun's directors and executive officers and their ownership of Orisun's common stock is set forth in Orisun's Annual Report on Form 10 - K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Form F - 4 pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below. In connection with the transaction described herein, Ucommune International will file relevant materials with the SEC including a registration statement on Form F - 4. Promptly after the registration statement is declared effective, Orisun will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ORISUN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ORISUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORISUN, UCOMMUNE AND THE TRANSACTION. The proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Orisun with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov). The information herein does not purport to be all - inclusive. The data contained herein was obtained from various sources, including certain third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information contained herein. Any information on the past performance of the Company contained herein is not an indication as to its future performance. This presentation does not at constitute legal, regulatory, accounting or tax advice to you, or any form of financial opinion or recommendation by the Company, Orisun or any other party. None of the Company, Orisun or any of their respective affiliates, shareholders, directors, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation.The Recipient should seek independent third party legal, regulatory, accounting and/or for tax advice regarding the contents of this presentation. This presentation contains forward - looking statements. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers and may be recognized by the use of words such as “anticipate,” “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” “believe” or words of similar meaning. Such forward - looking statements are based on assumptions that are inherently subject to significant risks and uncertainties, many of which are beyond the Company’s control. Actual results may materially differ from those in the forward - looking statements contained herein. Nothing is this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein or any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on such forward - looking statements, which speak only as of the date they are made. The Company, Orisun and any of the irrespective affiliates assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances. The financial information and data contained in this press release is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by Ucommune International or Orisun with the SEC.

2 Disclaimer (cont’d) This presentation also contains certain financial projections of the Company, which are based upon a number of assumptions, estimates and forecasts that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions which are subject to change. These projections may vary materially from actual results. The Company, Orisun and any of their respective affiliates make no representation that these projected results will be achieved. The Recipient should not place undue reliance on this information. This presentation includes information and statistics regarding market participants in the sectors in which the Company and Orisun compete and other industry data which was obtained from third - party sources, including reports by market research firms and company filings.

Transaction Highlights Ucommune management and shareholders to own 92%; Pro forma equity value $769 million, $765 million in firm value (1) - Implies 4.01x 2021E revenue; 2.58x 2022E revenue Current stockholder to roll 100% equity into the transaction; management to receive up to 4 million in earn out shares Orisun Acquisition Corp. (“Orisun”) entered into a definitive merger agreement with Ucommune Group Holdings Limited Minimum cash requirement for deal close is $25 million; Transaction expected to close by October 30, 2020 No te : (1) Excluding lease liabilities; assuming no redemptions; including shares underlying the rights; excluding 1,8 million shares converted from M&A advisory fee; not giving effect to purchase options, private and public warrants striking at $11.50/share Back g ro u nd Pro Forma Ownership & Valuation Alignment of Equity Interest Timing & Co n di t io n s 3

C ontents 1. Company Overview 2. Investment Highlights 4. Financial Overview 5. Business Combination & Valuation Consideration 05 18 32 35 3. Growth Strategies 29 6. Appendix 38 4

1. Company Overview 5

Our mission is to cultivate a new working culture anchored in four pillars: ‘‘ Sharing, Innovation, Responsibility and Success for all .’’ Our Mission 6

No te s: (1) (2) (3) According to Frost & Sullivan’s industry research report on November 9, 2019, in terms of the number of agile office spaces, aggregate managed area and number of cities covered in China as of September 30, 2019 In Greater China (45 cities) and Singapore as of December 31, 2019 Including approximately 688,901 individual members and 26,657 enterprise members as of December 31, 2019 Number of spaces in one city: 1 – 10 11 – 50 >50 Who We Are Singapore 7 c.715,500+ members (2)(3) c.686,000+ m 2 aggregate managed area (2) m 2 c.58,0 0 0+ individual members using workstations (2) c.94,000+ workstations (2) 46 citie s (2) 211 agile o f fice s p a c e s (2) In a short span of 4 years , Ucommune has become the largest agile office space manager and provider in China (1)

Our Business Model No te s: (1) (2) Approximate number as of December 31, 2019, Including c.688,901 individual members and 26,657 enterprise members As of December 31, 2019 Customer Operating data data AI 715,558 members (1) New initiatives U Plus services Individual services General corporate services Incubation and corporate venturing services Design and build services Advertising and branding services Precision marketing E - commerce Additional services to energize community 211 agile office spaces (2) Self - operated model U Space U Studio U Design Asset - light model U Brand U Partner Smart office system U Bazaar APP U data UDA 8

Our Business Model (cont’d) – Future Outlook 9 Space Operati o n Real Estate Finance Standardization and intelligent asset - light management will build a scalable and sustainable business model. As a property operator, the ability to recycle capital, branch out into credit, REITs & PE funds management. The Enterprise Service Build a business service platform that integrates internal and external resources, creating diversified profit models and enhancing core competencies at the same time. Investment and Incubation Invest and incubate fast - growing, high - potential enterprises in achieving investment returns. E - commerce Create a social e - commerce platform with private domain traffic based on high customer stickiness and strong bargaining power with vendors. – China’s Leading Agile Office Chain Service Provider – Enterprise Value Aggregation Platform

U Brand U Partner Our Space Offerings U Design U Space U Studio Core of our brand and community 123 spaces (1) c.65,680+ workstations (4) Long - term leases with landlords, WALE c.9 years on average Small office spaces 28 spaces, c.5,100+ workstations (4) Customized spaces 6 spaces (2) c.2,000 +workstations (4) Receive management/consultancy fees 43 spaces (3) c.20,500+ workstations (4) Revenue sharing model with landlords 4 spaces c.1,700+ workstations (4) No te s: (1) (2) (3) (4) Including 117 spaces in operation; as of December 31, 2019 Including 4 spaces in operation; as of December 31, 2019 Including 24 spaces in operation; as of December 31, 2019 Available to members; as of December 31, 2019 Self - operated model Asset - light model 10

U Brand Model Overview Asset - Light Model Business model Fully furnished spaces Management services 1) Consultancy fees 2) Management fees 3) Incentive fees (1) Landlord No te s: (1) Under certain contracts 1 Fully furnished spaces Management services Payment as percentage of rental Not fully furnished spaces Design & build services & management services 2 T enants Ren t al Ren t al Design & build service fees Payment as percentage of rental T en a nts Ren t al U Partner Model Overview – Alignment of Interest, fee - sharing model Landlord La n dlo r d T enants 11

Key Milestones

2015

- ✓ Ucommune **established**
- ✓ Opened our **1st** agile office space in Beijing

2016

- ✓ Launched our mobile app, **U Bazaar**

2017

- ✓ Acquired **Hongtai Space** (1), an agile office space start-up
- ✓ Ventured into **Singapore**
- ✓ Launched **U Brand** under asset-light model

2018

- ✓ Operated our **100th** agile office space
- ✓ Acquired **6** peers to **reinforce our leadership**
- ✓ Acquired Shengguang Zhongshuo to **expand vertically**
- ✓ Tapped into **Hong Kong** and **New York markets** (2)

2019

- ✓ Managed over **200** agile office spaces
- ✓ Acquired **Rocket Calendar**, a meeting and scheduling tool
- ✓ Launched **U Product**, community e-commerce initiative
- ✓ Launched **U Partner** under asset-light model

Notes:

(1) Hongtai Innovation Space (Beijing) Venture Investment Co., Ltd.

(2) Entered into New York market through the space operated by the Company's associate in April 2018

12

Strong Shareholder Support Sequoia Capital China ZhenFund Sinovation Ventures Gopher Asset Management 13 Ucommune received investment from established Chinese and international capital providers, including but not limited to the following: Matrix Partners China ChinaEquity Group Yintai Group Beijing Capital Group

Rapid Growth in Our Business 14 No t e s: (1) (2) Approximate number as of the dates indicated Including China, Hong Kong, Macau and Taiwan 27 38 45 1 1 1 28 39 46 Number of cities Number of spaces Number of workstations in operation (1) Number of members (1) 97,500 688,900 12,300 239,700 26,650 101,10 0 3,600 252,000 715,550 As of Dec. 31, 2017 As of Dec. 31, 2018 As of Dec. 31, 2019 Number of individual members Number of enterprise members 162 181 28 29 30 94 191 211 66 As of Dec. 31, 2017 As of Dec. 31, 2018 As of Dec. 31, 2019 Number of spaces in operation Number of spaces under preparation 23,400 64,200 94, 0 0 0 As of Dec. 31, 2017 As of Dec. 31, 2018 As of Dec. 31, 2019 As of Dec. 31, 2017 As of Dec. 31, 2018 As of Dec. 31, 2019 Number of cities in Greater China (2) Number of cities overseas

Agile Office Space Industry in China – Large and Fast - Source: Frost & Sullivan’s industry report on November 9, 2019. Notes: (1) (2) Tier - 1 cities include: Beijing, Shanghai, Shenzhen, Guangzhou. New tier - 1 cities include: Chengdu, Hangzhou, Nanjing, Qingdao, Kunming, Shenyang, Tianjin, Wuhan, Xi’an, Changsha, Chongqing, Suzhou, Ningbo, Zhengzhou, Dongguan. 5 . 2 8.0 15.3 20.6 29.8 39.7 51.3 64.1 5.4 11.1 21.1 38.1 68.2 1 . 2 0 . 1 1 . 9 0 . 1 3 . 3 0 . 3 5 . 7 0 . 5 8 . 8 0 . 8 17 . 4 2.1 26 . 1 40 . 9 60 . 8 89 . 4 132 . 3 0 . 7% 0 . 9% 1 . 7% 2 . 7% 3 . 7% 6 . 4% 7 . 3% 8 . 6% 9 . 5% 10 . 2% 10 . 8% 0 . 6% 0 . 9% 1 . 3% 1 . 9% 2 . 7% 4 . 6% 5 . 2% 6 . 1% 6 . 6% 7 . 1% 7 . 4% 1.1 2 0 1 3 1.7 2 0 1 4 3.0 2 0 1 5 2 0 1 6 2 0 2 3 E Rental Revenue 2 0 1 7 2 0 1 8 Service Revenue 71.7 % Total Revenue 2013 - 2018 CAGR 50.0 % Total Revenue 2018 - 2023E CAGR Growing … Market Size and Penetration Rate RMB billions; area of agile office spaces as % of total area of commercial office buildings 2019E 2020E Tier - 1 Cities (1) 2021E 2022E New Tier - 1 Cities (2) 15

Source: Frost & Sullivan industry research report as of November 9, 2019, National Bureau of Statistics of China. Note: (1) Generation Z refers to the demographic cohort in China of individuals born from 1990 to 2009. … Driven by Many Favorable Trends The population of Generation Z was approximately 336.3 million in China in 2018, representing approximately 24.1% of the total population in China Strong Growth in Number of SMEs under Favorable Government Policies Growing Demand for Professional Management of Small - sized Office Spaces from Strata Owners - - - Newly registered enterprises in China grew from 2.5 million in 2013 to 6.7 million in 2018, representing a CAGR of 21.8% - Agile office space providers have a large base of upstream SME members and the expertise to provide professional management services of small - sized office spaces owned by individuals Rise of the Sharing Economy and Demand from Generation Z (1) 16 Rapid Urbanization and Transformation China’s urbanization rate increased from 53.7% in 2013 to 59.5% in 2018, and is expected to reach 64.9% in 2023

Massive Market Opportunities

Market Size vs. Addressable Market in China, 2023E


RMB1.03 Trillion(1)
RMB132 Billion

Amongst the forecasted **110.4 million** daily workstation users in China by 2023,

22.8 million are estimated to use agile office space

Addressable Market Breakdown


Lower Tier Cities 15.3%
Tier-1 Cities 53.3%
New Tier-1 Cities 31.4%
RMB 1.03 tn
Service Revenue 55.1%
Rental Revenue 44.9%
RMB 1.03 tn

- Increased supply of agile office workstations
- Wider acceptance of the agile office concept

Source: Frost & Sullivan industry research report as of November 9, 2019, National Bureau of Statistics of China.

Note:

(1) For each tier of cities in China, the corresponding addressable market in terms of revenue is calculated by multiplying the estimated average rental revenue together with service revenue per workstation in the agile office space industry to the estimated number of addressable workstation users. There are expected to be 8.9 million, 8.1 million and 5.8 million addressable workstation users in tier-1 cities, new tier-1 cities and lower tier cities, respectively, in 2023; the average rental revenue per month per workstation in tier-1 cities, new tier-1 cities and lower tier cities is expected to be RMB2,320, RMB1,449, and RMB1,043, respectively, in 2023; and the average service revenue per month per workstation in tier-1 cities, new tier-1 cities and lower tier cities is expected to be RMB2,801, RMB1,874, and RMB1,225, respectively, in 2023.

17

2. Investment Highlights 18

Investment Highlights Dynamic agile office ecosystem empowering enterprise members through value - added services Diversified monetization channels enabled by expansion of member base beyond physical spaces Visionary and innovative founder and management team China’s leading agile office space operator with a deep understanding of local market dynamics Superior operating efficiency and strong chain management capabilities lead to high scalability under asset - light model Technology - driven platform 19

China’s Leading Agile Office Space Operator 1 No te s: (1) (2) According to Frost & Sullivan’s industry research report on November 9, 2019, in terms of the number of agile office spaces, the aggregate managed area and the number of cities covered in China as of September 30, 2019 According to Frost & Sullivan’s industry research report on November 9, 2019 Decades of experience in China’s commercial real estate industry Deep understanding of China’s urban planning & development In - depth knowledge of enterprises’ needs and preferences in China Our deep understanding of local market dynamics 20 x The largest agile office space provider in China (1) Scale x Presence in all the tier - 1 and new tier - 1 cities across China N et w o rk x The most recognized agile office space brand in China (2) Brand x Exemplify China’s highest agile office space industry standard operating procedure (“SOP”) SOP

200+ operating staff with hotel operation or other hospitality service industry experiences Superior Space Operating Efficiency and … Sourcing Design and build Ma n a g e m ent Strategic partnership with 10+ leading commercial real estate developers and property owners in China E xpe r ience Understanding and knowledge Br a nd Value proposition 79% (4) for all spaces in operation mature spaces 83% (4) for VS 62% (4) Industry peers Good access to real estate assets on favorable terms , current deal pipeline of c. two million m 2 (1) 2 Cost and time efficiency Tailored for customers Higher space opening efficiency (2) 3 - 5 months (3) vs industry average of 6 months (4) No te s: (1) (2) (3) (4) (5) Refers to the aggregate area In terms of the time from taking possession of a space to operation Under U Space category According to Frost & Sullivan’s industry research report on November 9, 2019 As of September 30, 2019 Higher occupancy rate (5) Higher operating efficiency In - house build & construction team In - house design team 21

… Strong Chain Management Capabilities … 2 Pr op rietary operation system Product standardization N ati o n w id e presence Lhasa Xiamen Wuhan Hong Kong Singapore Changchun Beijing Shenzhen Shanghai 22

2 Expand network at accelerated pace Generate sustainable service revenue Free up capital investments Achieve faster path to profitability No te s: (1) Including U Brand model and U Partner model … Leading to High Scalability Under Asset - Light Model 241 56% As of Dec 31, 2021 45% 121 12% 25 As of Dec 31, 2019 As of Dec 31, 2020 No. of spaces under asset - light model Percentage of total no. of spaces 74,500 338,500 11% 45% 58% 668,500 As of Dec 31, 2019 As of Dec 31, 2020 As of Dec 31, 2021 Managed Area (sq.m.) under asset - light model Percentage of total managed area 23 No. of spaces under asset - light model (1) Managed area under asset - light model (1)

3 Technology-Driven Platform

U Bazaar online platform + Smart office system + IoT solutions and Udata

Integrated platform


Discover space
Search for U Plus services
Community e-Commerce
Smart conference
Cloud-based printing
Self-service supermarkets
Face recognition



UDA

Proprietary co-working space operating system



Udata

Proprietary data management system


Efficiency
Cost effectiveness
Strong connection
Vibrant community
Stickiness
Monetization

24

4 Dynamic Agile Office Ecosystem Empowering Enterprise Members


UCOMMUNE
优客工场
Strong bargaining power
Win-win relationship
c.700 business partners & 30+ investees
Full suite of office space solutions and U Plus services
High-quality services at favorable prices
Advertising and branding services
Incubation and corporate venturing services
Tax & finance services
Human resources
Legal services
Corporate secretary
Design and build services
IT support
Networking
Enterprise members
Enterprise members
Potential transaction facilitation
SME members (1)
Large enterprise members (2)
Serve throughout their entire life cycle and grow with them
+
Steady revenue streams

Notes:

(1) SME members, small and medium enterprise members, are enterprise members with fewer than 100 employees

(2) Large enterprise members are enterprise members with 100 or more employees

25

5 Diversified Monetization Channels Enabled by Expansion of Member Base Beyond Physical Spaces

Business partners and investees

- Catering
- Lounge / book bars
- Training
- Healthcare
- Self-service supermarkets
- Entertainment
- Gym
- Massage chairs/ sleep pods

Revenue sharing

Leasing fees

UCOMMUNE 优客工场

c.58,000+ individual members using workstations (1)
+
High disposable income
+
8-hour strong interactions

c.688,900+ individual members (1)
+
c.26,600 enterprise members (1)

Wider group of members beyond our space

U Product



c.15,200 orders with GMV of **RMB8.8 million** in August and September 2019

Precision marketing



Precision marketing services through **U Bazaar** and **our co-working spaces**

More monetization opportunities

Note:
(1) Approximate number subject to rounding adjustments as of December 31, 2019

26

Visionary and Innovative Founder and Management Team 6 Daqing Mao Founder Dr. Daqing Mao, an industry veteran  20+ years of experience in Fortune 500 companies and the commercial real estate industry  Before establishing Ucommune, he served as the general manager of Bohai - Rim region at CapitaLand China for over 13 years  Expertise and insights in operation and monetization in commercial real estate industry Real estate T ec hnology Founder and management team with a unique combination of experience in Fortune 500 companies, hospitality, commercial real estate and technology sectors… 27

6 Zhuangkun He Co - Founder, Director ͫ CEO Cheong Kwok Mun Chairman, Director, CFO Xin Guan Chief Operating Officer Binchao Xu Chief Technology Officer Guohang Wang Chief Strategy Officer Zhenfei Wu Chief Marketing Officer Jianghai Shen Chief Product Designer Visionary and Innovative Founder and Management Team (cont’d) 28

3. Growth Strategies 29

Our Strategies 02 Explore growth under asset - light model with our enhanced brand recognition 03 Further expand U Plus services to refine our ecosystem 04 Continue to invest in technology to enhance operating efficiency and upgrade smart office system 05 Selectively pursue v a lu e - accre ti v e acquisitions and in v es tment opp o rtu n itie s 01 Reinforce leading market position by pursuing targeted expansion 30

We are fostering our intelligent agile office ecosystem on an enlarged scale, where our members can leverage our network to unleash their potential and collectively create maximum value . We believe that together with Ucommune , our members become stronger. Our Vision 31

4. Financial Overview 32

3 9 4.4 5 8 1.1 2 4 .6 5 1 8.6 12.9 154.5 2 9 .5 79.4 167 . 4 ($ 2 3.6mm) 448.5 ($63.3 mm) 1,179.1 ($ 1 6 6 .5mm) 2017 2018 2019 Total Net Revenue 1 (In RMBmm) Other Services x Asset - light model allows more space providers to benefit from company’s professional capabilities and brand recognition; helps the company to scale in a cost efficient manner x Other services revenue continue to grow as community becomes more vibrant Workspace Membership x Technology - driven and highly effective operational capabilities provide the company with the means to scale rapidly x Revenue continues to grow rapidly as company enhances its leading position by focusing on expansion across tier - 1 and new tier - 1 cities in China Marketing and Branding Services x Key part of the suite of “one - stop services” provided to space users and helps SME members to attract users and improve brand awareness x Strong momentum for the future development of space - driven advertisement businesses CA CA +167.9% Pre - COVID Financial Performance +162.9% 33 Not e s : (1) Actual numbers, 2017 is audited, 2018 and 2019 are being audited. RMB/USD exchange rate: 7.08 2019 vs. 2018 Growth 2008%

Historical and Forecasted Consolidated Revenue 1 34 1,350 ($191mm) 2,100 ($297mm) 1 , 1 79 (167mm) 880 ($124mm) 449 ($63mm) 167 ͣ $24m m ͤ 2017 2018 2019 2020E 2021E 2022E (In RMBmm) Notes: (1) 2017 to 2019 are actual numbers, 2017 is audited, and 2018 and 2019 numbers are being audited. 2020 to 2022 are forecasted numbers. RMB/USD exchange rate: 7.08 COVID - 19 Impact

5. Business Combination and Valuation Consideration 35

$ Pro Forma Valuation and Ownership Illustrative Pro Forma Valuation No te : (1). (2) Assuming no redemptions; including shares underlying the rights; excluding 1,8 million shares converted from M&A advisory fee; not giving effect to purchase options, private and public warrants striking at $11.50/share; Excluding lease liabilities Pro Forma Valuation Illustrative share price (per share) Shares outstanding (1) Total Equity Value (2) Pro Forma Ownership (1) Sources of Funds ORSN Cash in Trust $ 44,799,842 E qu i t y I ss ue d t o U c o mm un e S ha r eho l de rs $ 706 , 300 , 00 0 S pon s o r E qu i t y R o ll o v e r $ 13 , 788 , 25 8 Total Sources $ 764,888,101 Uses of Funds Equity Issued to Ucommune Shareholders $ 706,300,000 Cash to Balance Sheet $ 42,867,835 Estimated Transaction Costs $ 1,932,007 Sponsor Equity Rollover $ 13,788,258 Total Uses $ 764,888,101 Pro Forma Net D Pro Pro Forma Valuation Pre - Money Pro Forma 2020E EV/Rev Multiple 5 . 8 x 6 . 16 x 2021E EV/Rev Multiple 3 . 8 x 4 . 01 x 2022E EV/Rev Multiple 2 . 4 x 2 . 58 x ORSN Public Shareholde (incl. rights sh are Pro Form Ou At Close Shares Ucommune Initial Shareholders 70,0 00, ORSN Sponsors 36

2.58x 3.30x 4.52x 6.69x 4.98x 0.78x 4.01x 3.52x 5.62x 7.99x 6.69x 0.84x Average sector multiple; Sector includes: TTD, HUBS, BITA,RUBI, CRTO, QNST, ICLK Average sector multiple; Sector includes: ADP, WDAY, PAYX, PAYC, CTXS, COUP, CDAY, ENXTAM: RAND, SWX: ADEN, PCTY, PLAN, LSE: HAS, CSOD, LSE: PAGE, LSE: CPI, HLSE: BAS1V, LSE: RWA (1) (2) (3) (4) Average sector multiple; Sector includes: AMZN, BABA, SHOP, JD, MELI, EBAY, W, TSE:4755, WUBA, QRTE.A, OSTK Average sector multiple; Sector includes: CBRE, J, OM: SKA.B, ACM, JLL, TSX: FSV, EME, TSX: STN, TSX: SNS, CWK, TSC: CIGI, LSE: SVS, NMRK, TPC, LSE: CLG, LSE: MTO Includes comparable companies > $300 million in market capitalization 37 EV / Revenue FY2021E EV / Revenue FY2022E Advertising / Marketing Services (1) HR / Digital Back Office Solutions (2) E - Co m m e r c e Platforms (3) Engineering, Design & Build / Workspace Solutions (4) Direct Comparison Sector Comparisons Total Average 2021E: 5.1x; 21% (LSE: IWG) Advertising / Marketing Services (1) HR / Digital Back Office Solutions (2) E - Commerce Platforms (3) Engineering, Design & Build / Workspace Solutions (4) (LSE: IWG) Source: CapIQ, Factset, Company Reports as of 07/02/2020 Notes: Total Average 2022E: 4.2x; 38% Comparable Companies Analysis

6. Appendix 38

Technology at the Core of Our Business Our smart platform – U Bazaar Home page Discover spaces Space information Address Name of a space Rating C ontact I ntrodu c t i on Feedback Book a tour Book a workstation Locati o n Advertisement Find spaces Search space Advertising and branding Community e - commerce U Design Additional services Name of a space My schedule Space operating staff Door access Reserve conference rooms Reserve workstations Visitor center List of spaces 39

Technology at the Core of Our Business Our smart platform – U Bazaar (cont’d) Event list Location, category filtering List of products U Product pick - up spot at a space Place orders Shipping method Sales deadline Contact Event page U Product store page U Product ordering xxxx 40

Technology at the Core of Our Business

Smart office system

Access Control System



- **Centralized management** of access to our spaces
- Facial recognition, QR code and Bluetooth-enabled access control technology
- >**60 agile office spaces** equipped with facial recognition access control, and cloud-based security system cover almost all of our agile office spaces(1)

Smart Conferencing System


Melo Board Meeting
Quick Updates
Product
Sales & Marketing
Board Approval Session

- Integrated with U Bazaar
- Screen casting and video conferencing enabled
- **c.170 conference rooms** equipped with smart conferencing systems(1)

UcomOS



- **Proprietary cloud office operating system**
- Can be fully integrated with commonly used office systems and software

Note:
(1) As of December 31, 2019

41

Technology at the Core of Our Business Data and space management system Udata  Proprietary data management system for storing, cleaning and processing data  Utilize AI technology , including machine learning algorithms, and other data processing and statistics tools UDA  Proprietary agile office space operating system  Managed assets, contracts, occupancy data, conference room data, member information and profiles and third - party resources  Integrated with our customer relation management system, or CRM, and financial reporting system  Monitor our highly scalable operation and occupancy on a real - time basis 42

Thank You 43